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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                               -----------------

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  January 8, 2001


                          Snyder Communications, Inc.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)



          Delaware                      1-12145              52-1983617
----------------------------     ---------------------    ------------------
(State or other jurisdiction          (Commission           (IRS Employer
      of incorporation                File Number)        Identification No.)


        6903 Rockledge Drive, Bethesda, MD                   20817
        ----------------------------------------           ---------
        (Address of principal executive offices)           (Zip Code)


      Registrant's telephone number, including area code:   (301) 468-1010


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Item 9.  Regulation FD Disclosure.

          On January 8, 2001, Havas Advertising, the controlling shareholder of Snyder Communications, Inc., will be making a slide show presentation to investors and analysts at the Salomon Smith Barney Eleventh Annual Global Entertainment, Media & Telecommunications Conference to discuss certain business and financial information about Havas Advertising. One of the slides being presented includes information relating to the Circle.com business unit of
Snyder Communications, Inc.   The text of this slide is as follows:

                                   Circle.com

      o Circle.com is a separate business unit (tracking stock) from the core Snyder businesses

      o  Immediately following the closing (09/26)

         o  Contribution of clients (Chandon, Sodexho)

         o  Change management

         o Focus on achieving profitability in short term (objective of break-even for Q1 2001)

      o Transition management team developing and executing corresponding plan

      o Announcement of decision on strategic directions postponed a few weeks due to quiet period restrictions resulting from the December convertible bond issue

Furnishing the text of this slide with this Current Report on Form 8-K is not intended to constitute a representation that Snyder Communications, Inc. is required by Regulation FD to furnish such information or that such information constitutes material investor information that is not otherwise publicly available. In addition, all of the information on this slide is presented as of January 8, 2001, and Snyder Communications, Inc. does not assume any obligation to update such information in the future.

          The information furnished on this Current Report on Form 8-K may contain certain "forward-looking statements" within the meaning of the Private Securities Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words like "believe," "expect," "anticipate," "estimated," "pro forma," "objective," and "intend" or future or conditional verbs such as "will," "would," or "may." Certain factors that could cause actual results to differ materially from expected results include changes in global economic, business, competitive market and regulatory factors. These and other applicable risks are more fully described under the caption "Risk Factors" in Snyder Communications, Inc.'s Proxy Statement and Prospectus dated October 5, 1999 filed with the Securities and Exchange Commission.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SNYDER COMMUNICATIONS, INC.

                              By:   /s/ Jacques Herail
                                    ------------------
                                    Jacques Herail
                                    Chief Financial Officer, Senior Vice
                                      President and Treasurer


Date:  January 8, 2001